UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 19, 2019

Date of Report (Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Commission File Number	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(212) 218-7910

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRIF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in Item 2.03 below is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On September 19, 2019, Griffin Industrial Realty, Inc. (“Griffin” or Registrant”) entered into a new $15.0 million line of credit (the “Acquisition Credit Line”) with Webster Bank, N.A. (“Webster Bank”) to provide financing for real estate acquisitions. The Acquisition Credit Line is unsecured, expires on September 30, 2021, and may be used to fund up to 65% of the purchase price of the acquired real estate (the “Acquired Property) Interest on advances under the Acquisition Credit Line will accrue at the one-month LIBOR rate plus 2.75% and shall be payable on the first day of each month.

Amounts borrowed under the Acquisition Credit Line are expected to be repaid from proceeds from long-term financing for such Acquired Property. Within 135 days of the date of the advance in connection with an Acquired Property, Griffin has agreed to either (a) repay the portion of the Acquisition Credit Line allocable to such advance or (b) execute a first-lien mortgage in favor of Webster Bank.

Under the terms of the Acquisition Credit Line, Griffin must maintain (i) a minimum debt service coverage ratio of the aggregate Acquired Property equal to or greater than 1.25 times, (ii) a total stockholders equity and minimum net worth of not less than $80.0 million, (iii) a minimum liquidity (as defined in the Acquisition Credit Line) of $5.0 million, (iii) a ratio of total debt plus preferred stock, to total assets not to exceed 50% of the total fair market value of Griffin’s assets and (iv) a fixed charge coverage ratio, defined as EBITDA minus cash income taxes and dividends paid, divided by debt service, of at least 1.1 to 1.0.

On September 19, 2019, Griffin also executed an amendment (the “Revolving Credit Line Amendment”) to its existing revolving credit line (the “Webster Credit Line”) with Webster Bank that extends the Webster Credit Line through September 30, 2021. The Revolving Credit Line Amendment increases the amount of the Webster Credit Line from $15.0 million to $19.5 million while adding an approximately 31,000 square foot industrial/warehouse building in Bloomfield, Connecticut, to the Webster Credit Line’s existing collateral of approximately 283,000 square feet (mostly office/flex space). Under the terms of the Revolving Credit Line Amendment, the interest rate under the Webster Credit Line was reduced from the one-month LIBOR rate plus 2.75% to the one-month LIBOR rate plus 2.50%. Griffin has not had any borrowings under the Webster Credit Line since its inception in fiscal 2013. Under the terms of the Revolving Credit Line Amendment, Griffin must maintain (a) a maximum loan to value ratio of 72%, (b) a minimum liquidity of $5.0 million and (c) a fixed charge coverage ratio of at least 1.1 to 1.0.

Both the Acquisition Credit Line and the Webster Credit Line may be extended by Griffin for an additional year through September 30, 2022.

The foregoing descriptions of the Acquisition Credit Line and Revolving Credit Line Amendment, respectively, are subject to and qualified in their entirety by reference to the full text of the Acquisition Credit Line and Revolving Credit Line Amendment, as applicable, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

A copy of Griffin’s September 24, 2019 press release announcing the Acquisition Credit Line and the Revolving Credit Line Amendment is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1: Revolving Line of Credit Loan Agreement between Griffin Industrial Realty, Inc. and Webster Bank, N.A., dated September 19, 2019

Exhibit 10.2: Third Amendment to Revolving Line of Credit Loan Agreement Griffin Industrial Realty, Inc. and Webster Bank, N.A., dated September 19, 2019

Exhibit 99.1:  Registrant’s September 24, 2019 Press Release (attached hereto).

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding Griffin's beliefs and expectations regarding the use of borrowings under the Acquisition Credit Line and obtaining long-term financing to repay amounts borrowed under the Acquisition Credit Line. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in these statements are described in Griffin's Securities and Exchange Commission filings, including the "Business," "Risk Factors" and "Forward-Looking Statements" sections in Griffin's Annual Report on Form 10-K/A for the fiscal year ended November 30, 2018. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: September 24, 2019